SECURITIES AND EXCHANGE COMMISSION
                Washington, D.C. 20549


                       FORM 8-K
                    CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15(d)
       OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 7, 2006


              SCIENTIFIC INDUSTRIES, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	   	  000-6658      	   04-2217279
_______________  	____________	__________________
(State or other   (Commission    	(IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                    70 Orville Drive
                 Bohemia, New York 11716
______________________________________________________
     (Address of principal executive offices)


                    (631) 567-4700
______________________________________________________
Registrant's telephone number, including area code


                    Not Applicable
______________________________________________________
(Former name or former address, if changed since last report)




ITEM 8.01	OTHER EVENTS

Registrant issued a press release on August 7, 2006 disclosing that it has agreed in principle to acquire a privately-held producer and distributor of quality catalyst research instruments for a consideration to consist of $400,000 in cash, 125,000 shares of its common stock and a five year earn-out based on profitable revenues. The acquisition is subject to the execution of a definitive agreement and the satisfaction of the conditions to be included therein. No assurance can be given that an agreement will be executed by the parties or that the acquisition will be effected.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) not applicable

(c) Exhibits

Exhibit No.        Exhibit
__________        _________________________
10A-1             Copy of Press Release.










                          SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             SCIENTIFIC INDUSTRIES, INC.
                             (Registrant)


                             Date:	August 7, 2006

			           By: /s/ Helena R. Santos
                             _________________________
                             Helena R. Santos,
			           President and Chief Executive
 			           Officer